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                                                                    EXHIBIT 99.6


                              SETTLEMENT AGREEMENT

      This Settlement Agreement ("Agreement") is entered into between the United States of America ("United States"), acting through its Department of Justice ("DOJ") and the Office of Inspector General of the United States Department of Health and Human Services ("HHS/OIG"), the Office of the Civilian Health and Medical Program for the Uniformed Services of the United States Department of Defense ("CHAMPUS"), Taylor McKeeman ("Relator") and Physicians Clinical Laboratory, Inc. ("PCL") (hereafter collectively referred to as "the Parties"), through their authorized representatives. It is expressly understood by all parties that this Agreement is subject to approval by the U.S. Bankruptcy Court for the Central District of California, Case No.
SV96-23185 GM.

                                    RECITALS

      As a preamble to this Agreement, the Parties agree to the following:

      1. PCL is an independent clinical laboratory, incorporated in the State of Delaware. PCL and its subsidiaries and affiliates are identified by name and provider number, where applicable, in the attached Exhibit A, (collectively described as PCL in this agreement). On November 8,1996, PCL and certain of its affiliates filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code"), in the United States Bankruptcy Court for Central District of California (the "Bankruptcy Court"). PCL's Chapter 11 case will be hereinafter referred to as the "Chapter 11 Case." By order entered April 23,1997, the Bankruptcy Court confirmed the Second amended Plan of Reorganization of Physicians Clinical Laboratories, Inc. and Its Affiliated Debtors (the "Plan") pursuant to Section 1129 of the Bankruptcy Code.

      2. The United States alleges that PCL has submitted or caused to be submitted false and fraudulent claims for payment to the Medicare program ("Medicare"), Title XVIII of the Social Security Act, 42 U.S.C. Sections 1395-1395ddd, the MediCal Program, Title XIX of the Social Security Act, and the Civilian Health and Medical Program of the Uniformed Services ("CHAMPUS"), 10 U.S.C. Sections 1071-1106, for clinical laboratory services during the period from January 1, 1992, to July 18, 1997. Relator filed an action under the qui tam provisions of the False Claims Act, 31 U.S.C. Sections 3729-33 ("FCA"), alleging that PCL violated the FCA for certain actions set forth in the Complaint filed in the District Court for the Eastern District of California, in United States ex rel. Taylor McKeeman v. Physicians Clinical Laboratory, et al., CIV-S97-I005GEBGGH (the "Civil Action").

      3. The United States contends that it has or may have certain claims and causes of action against PCL predicated upon the False Claims Act, 31 U.S.C. Sections 3729-3733, as amended; the
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Civil Monetary Penalties Law, 42 U.S.C. Section 1320a-7a; the Program Fraud
Civil Remedies Act, 31 U.S.C. Sections 3801-12; and the provisions for exclusion from the Medicare and State health care programs, 42 U.S.C. Section 1320a-7(b), 42 U.S.C. Section 1320a-7a and 42 U.S.C. Section 1320a-7(d); as well as under common law theories, for damages and penalties arising out of claims for reimbursement for clinical laboratory services, as described in paragraph 2 above.

      4. PCL denies the respective allegations of the United States ad the Relator. In order to avoid the uncertainty and expense of litigation, the Parties hereby reach a full and final settlement of all issues and disputes between them based upon the conduct described in paragraph 2 of this Agreement.


                              TERMS AND CONDITIONS

      In accordance with the mutual covenants and agreements herein, and with full authority to enter into this Agreement and to be bound thereby, the Parties agree as follows:

      5. In settlement of the claims and causes of action that the United States has or may have against PCL, as described in paragraphs 2 and 3 of this Agreement, PCL agrees to pay to the United States $2,000,000.00 ("Settlement Amount") over six (6) years plus interest. PCL will pay $200,000.00 to the United States within seven (7) days of the Effective Date (as defined in paragraph 32). The remaining principal balance due of $1,800,000 will be paid in monthly installments of $25,000, plus interest on the unpaid balance calculated at the 30 day Treasury Bill interest rate in effect at the time of the signing, commencing on October 1,1997, and continuing on the first day of each month for the next six years through July 1, 2003. PCL agrees to pay interest at the Treasury Bill interest rate in effect at the time of the installment payment on the remaining principal balance of $1,800,000. The Settlement Amount or any installment thereof may be prepaid, in whole or in part, without premium or penalty. The United States will waive interest for such prepayments.

      6. PCL will satisfy the obligations set forth in paragraph 5 by Fedwire electronic funds transfer to the "Department of Justice," as arranged through the Financial Litigation Unit, U.S. Attorney's Office, Eastern District of California.

      7. A five (5) calendar day period will be allowed before a payment is considered to be late. However, all late payments under this paragraph are subject to an interest charge of 18% (eighteen percent) per annum compounded daily, commencing on the date payment is due.

      8. The occurrence of any of the following events shall constitute an Event of Default:



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            a. Failure to Make Timely Payments: Failure by PCL to pay any amount provided for in Paragraphs of this Agreement when such payment is more than ten (10) days late;

            b. Commencement of Bankruptcy or Reorganization Proceeding: Except with respect to the Chapter 11 Case, if prior to making the full payment of the amount due under Paragraph 5 above, (i) PCL commences any case, proceeding, or other action (A) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief of debtors, or seeking to adjudicate it as bankrupt or insolvent, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or (ii) there shall be commenced against PCL any such case, proceeding or other action referred to in clause (i) that results in the entry of an order for relief and any such order remains undismissed, or undischarged or unbonded for a period of thirty (30) days; and PCL takes any action authorizing, or in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in this subparagraph.

      9. On the occurrence of an Event of Default as defined in paragraph 8 above, the United States agrees that it will provide written notice by certified mail return receipt requested of the Event of Default and an opportunity for PCL to cure said Event of Default within five (5) business days of receipt of the notice. Notification of an Event of Default will be sent by first class mail addressed to PCL's address with a copy to the address of PCL's counsel provided in this Agreement. Upon a failure to cure any Event of Default (a "Default"), the full remaining unpaid balance of the Settlement Amount (including all unpaid interest and principal) will become immediately due and payable. Interest will accrue at the rate of the Treasury Bill rate plus two percent (2%) per annum compounded daily from the date of Default on the remaining unpaid principal balance of the Settlement Amount.

      10. Upon the occurrence of a Default the United States may exercise, at its sole option, one or more of the following rights, as applicable: (a) declare this Agreement breached, and proceed against PCL for any claims, including those to be released by this Agreement; or (b) file an action for specific performance of the Agreement; or (c) offset the remaining unpaid balance, inclusive of interest, from any amounts due and owing to PCL by any department, agency, or agent of the United States at the time of default; and (d) exercise any other right granted by law, or under the terms of this Agreement and the Corporate Integrity Agreement, or recognizable at common law or in equity. PCL agrees not to

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contest any offset imposed pursuant to this provision, either administratively or in any State or Federal court. In addition, upon the occurrence of a Default, PCL will pay the United States all reasonable costs of collection and enforcement of this Agreement, including attorney's fees and expenses. The United States reserves the option of referring such matters for private collection.

      11. Upon declaration of default, HHS/OIG may, at its option, exclude PCL from participation in the Medicare and State health care programs pursuant to 42 U.S.C. Section 1320a-7(b), 42 U.S.C. Section 1320a-7a and 42 U.S.C. Section 1320a-7(d). Any exclusion imposed by HHS/OIG will have national effect and will also apply to all other Federal procurement and non-procurement programs. PCL agrees not to contest such exclusion either administratively or in any State or Federal court. Upon curing said default, PCL may apply for reinstatement after the date specified in the notice of exclusion, in accordance with 42 C.F.R
Section 1001.3001. This provision does not affect the rights, obligations, or causes of action the OIG or HHS may have under any authority other than that specifically referred to in this paragraph.

      Subject to the exceptions in paragraph 12 and in consideration of PCL's obligations under this Agreement, the United States, on behalf of itself, its officers, agents, agencies, and departments, hereby releases PCL and J. Marvin Feigenbaum from any civil or administrative monetary claim or cause of action that the United States has or may have under the False Claims Act, 31 U.S.C. Sections 3729-3733 (as amended); at common law; under the Program Fraud Civil Remedies Act, 31 U.S.C. Sections 3801-12; the Civil Monetary Penalties Law, 42 U.S.C. Section 1320a-7a; and from any action seeking exclusion from the Medicare and State health care programs, pursuant to 42 U.S.C. Section 1320a-7a, 42 U.S.C. Section 1320a-7(b), or 42 U.S.C. Section 1320a-7(d) for the conduct described in paragraph 2.

The United States also agrees to release PCL and J. Marvin Feigenbaurn from any criminal liability, for the conduct described in paragraph 2.

In addition, subject to the exceptions in paragraph 12 and in consideration of PCL's obligations under this Agreement, the United States and the Relator will sign and file with the Court in the Civil Action a Stipulation and Order Unsealing the Complaint and Dismissing the Action with Prejudice, which will allow for the reopening of the Civil Action as set forth in paragraphs 10(a) and
18. The Parties will request, however, that the District Court retain jurisdiction to enforce the terms of the Agreement.

Neither the OIG nor HHS agrees to waive any claims, actions, demands, or causes of action they may have against PCL for conduct other than that described in paragraph 2 above. This


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Agreement is intended to be for the benefit of the Parties and J. Marvin
Feigenbaum and by this instrument the United States does not waive, compromise or release any claims or causes of action against any other person or entity except as provided herein.

      12. Specifically reserved and excluded from the scope and terms of this Agreement are any and all:

            (1) criminal liability that may arise from the conduct described in paragraph 2, and any related administrative action for mandatory exclusion from the Medicare and State health care programs pursuant to 42 U.S.C. Section 1320a-7(a) except for the release of PCL and J. Marvin Feigenbaum;

            (2) claims that may arise under Title 26, United States Code (Internal Revenue Service) or under securities laws;

            (3) liability to the United States (or any agencies thereof for any conduct other than that described in paragraph 2;

            (4) claims against any officers and employees of PCL except J. Marvin Feigenbaum;

            (5) claims related to Medicare billings prior to July 18, 1997 other than those specified in paragraph 2;

            (6) claims related to obligations created by this Agreement; and

            (7) any claims for defective or deficient services.

      13. In consideration of the mutual promises and obligations of this Agreement, Relator hereby releases PCL, and each of its subsidiaries, affiliates and partners, and any of its present and former shareholders, officers, directors, employees, predecessors, successors and assigns, from any and all causes of action, known or unknown, including but not limited to any and all causes of action related to:

      a. any civil claims which Relator asserts or could have asserted under the False Claims Act, common law, the Program Fraud Civil Remedies Act, or any other statute creating causes of action for civil relief for the conduct alleged in Relator's qui tam complaint in the Civil Action;

      b. any other claims and causes of action he has or may assert against PCL whether known or unknown as of the date of this Agreement; provided, however that any claims of Relator arising from his Motion for Payment of Administrative Expense, filed with the Bankruptcy Court on



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      January 21,1997, and presently on appeal before the Bankruptcy Appellate
      Panel of the Ninth Circuit, shall not be released hereby; and

      c. subject to the provisions of paragraphs 8-11, inclusive, Relator's release shall be effective upon the Effective Date as defined in paragraph 31, hereof.

      14. Relator agrees that the settlement between the United States and the Company in this action is fair, adequate and reasonable pursuant to 31 U.S.C.
Section 3730(c)(2)(B).

      15. Pursuant to 31 U.S.C. Section 3730, the United States will pay Relator's share, in the total amount of $150,000, payable in installments of 15% of each installment paid by PCL, in accordance with paragraph 5, within a reasonable amount of time after the United States' receipt of each such payment from PCL; The United States shall not be obligated to pay Relator unless and until the United States receives payment from PCL.

      16. Relator hereby warrants, represents and agrees that he is fully aware of the provisions of California Civil Code Section 1542, which provides as follows:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IS KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Relator voluntarily waives the provisions of California Civil Code 1542, and any other similar law, as to any and all claims, demands, causes of action, or charges of whatever nature, known or unknown, which are related or are in any manner incidental to the subject matter of the Civil Action, and further agrees that this waiver is a material aspect of the consideration for entering into this Agreement.

      17. PCL has entered into a Corporate Integrity Agreement with HHS/OIG, attached as Exhibit B and incorporated by reference herein. On the Effective Date (as defined in paragraph 31) PCL will commence its obligations under the Corporate Integrity Agreement.

      18. PCL has provided sworn financial disclosure statements and other financial information to the Bankruptcy Court during the Chapter 11 Case, and financial information to the U.S. Attorney's Office, and the United States has relied on the representations therein in reaching this Agreement. PCL warrants that the financial information provided to the United States is thorough, accurate, and complete. PCL further warrants that it does not own any assets which have not been disclosed to the United States Bankruptcy Court. In the event that the United States discovers previously undisclosed assets totaling



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seventy-five thousand dollars ($75,000) or more in value, which existed at the time of execution of this Agreement, ad in which PCL had an interest, contingent or otherwise, the United States may collect one hundred percent (100%) of the value of the assets previously undisclosed, not to exceed the Settlement Amount outstanding; provided, however, that if such previously undisclosed assets were excluded with an intent to defraud this Settlement Agreement may be rescinded by the United States.

      19. With respect to the conduct described in paragraph 2, PCL hereby waives any defenses it may have to any criminal prosecution, which defenses may be based in whole or in part on the Double Jeopardy Clause of the Constitution or the holding or principles set forth in United States v. Halper, 490 U.S. 435
(1989), and agrees not to argue that the amounts paid under this Agreement are punitive in nature or effect in any such criminal prosecution.

      20. Nothing in any provision of this Agreement constitutes a agreement by the United States concerning the characterization of the amounts paid hereunder for purposes of any proceeding under Title 26, United States Code (Internal Revenue Service).

      21. All costs (as defined in the Federal Acquisition Regulations ("FAR") 31.205-47 and as defined in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. Section 1395, et seq. and Section 1396, et seq. and the regulations promulgated thereunder) incurred by or on behalf of PCL, and its present or former officers, directors, employees, shareholders, and agents, in connection with 1) the matters covered by this Agreement, 2) the Government's audit and investigation of the matters covered by this Agreement, 3) PCL's investigation, defense, and the obligations undertaken pursuant to the Corporate Integrity Agreement incorporated by reference herein, 4) the negotiation of this Agreement, and 5) the payments made to the United States pursuant to this Agreement shall be unallowable costs for government contracting purposes and for Medicare and Medicaid purposes. These amounts will be separately accounted for by PCL, and PCL will not charge such costs directly or indirectly to any contracts with the United States, or to any cost report submitted to the Medicare or Medicaid program or any other government health insurance program. Any sums owed by PCL to the United States for payments made to PCL by Medicare and/or Medicaid (federal share) for costs that are unallowable (as defined in this paragraph) shall be paid by PCL to HHS at its direction.

      22. PCL agrees to cooperate fully and truthfully with the United States' investigation of individuals and entities not specifically released in this Agreement, for the acts described in paragraph 2. Upon reasonable notice, PCL will make reasonable efforts to facilitate access to, and encourage the cooperation of, its directors, officers, and employees for interviews and testimony, consistent with the rights and privileges of such



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individuals. PCL will furnish to the United States, upon reasonable request, all documents and records in its possession, custody or control relating to the acts described in paragraph 2. PCL agrees to waive any applicable attorney-client work product privilege that may apply to such documents and not assert any such privilege in response to a request for documents under this paragraph.

      23. Upon the occurrence of a Default following an Event of Default under paragraph 8b. above (Commencement of Bankruptcy or Reorganization Proceeding), PCL agrees not to contest or oppose any motion filed by the United States seeking relief from or modification of the automatic stay of 11 U.S.C. Section 362(a) nor to seek relief under 11 U.S.C. Section 105 to enjoin or restrain the United States from recovering monies owed by PCL arising out of this Agreement or its underlying relationship with HHS related to the Medicare Program through offset. PCL recognizes that this express waiver is in consideration for final settlement of all issues and disputes between the Parties based upon the conduct described in paragraph 2 of this Agreement and the releases set forth in paragraphs 11 and 12. Furthermore, although it is agreed that this Settlement Agreement will not be construed as an admission or evidence of liability, PCL and HHS agree that this settlement is based on the conduct described in paragraph 2 of this Agreement and PCL agrees to waive the right to contest non-dischargeability of the debt.

      24. PCL hereby fully and finally releases, dismisses, and forever discharges the United States, its agencies, employees, servants, and agents from any and all claims, causes of action, liens, lawsuits, liabilities, losses and damages, including attorney's fees, costs, and expenses, of every kind and every nature whatsoever, regardless of legal theory and however denominated, whether known or unknown, suspected or unsuspected, past or future, which PCL as asserted or could have asserted against the United States, its agencies, employees, servants, and agents, related to or arising from the facts described in paragraph 2 above.

      25. This Settlement Agreement and the Corporate Integrity Agreement incorporated by reference herein constitute the entire agreement between the Parties. This Agreement may not be altered except by written consent of the Parties except to the extent that PCL and HHS/OIG agree to modification of the Corporate Integrity Agreement, pursuant to paragraph 47 of the Corporate Integrity Agreement. No other additional promises, conditions or agreements have been entered into other than those stated in this Agreement.

      26. Except as provided for herein, each party to this Agreement will bear its own costs incurred in connection with the Civil Action, including the preparation and performance of this Agreement.



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      27. PCL represents that the Agreement is entered into with knowledge of the events described herein and upon advice of counsel. PCL further represents that this Agreement is freely and voluntarily entered into without any degree of duress or compulsion whatsoever, in order to avoid litigation.

      28. The undersigned PCL signatory represents and warrants that he or she is fully authorized and empowered to execute this Agreement. The undersigned United States signatories represent that they are signing this Agreement in their official capacity and that they are fully empowered and authorized to execute this Agreement.

      29. The Parties have executed identical copies of this Agreement, each of which will be deemed an original.

      30. The provisions of this Agreement will be binding upon the Parties and their heirs, successors, assigns and transferees.

      31. This Settlement Agreement is subject to the approval of the Bankruptcy Court. PCL agrees that it will take all reasonable steps necessary to obtain such approval as soon as reasonably practicable upon execution of the Settlement Agreement. The Settlement Agreement shall be effective eleven (11) days after the Bankruptcy Court issues an order approving the Settlement Agreement or when such order otherwise becomes a final, non-appealable order (the "Effective Date").

IN WITNESS WHEREOF, the parties hereto affix their signatures

                              FOR THE U.S. DEPARTMENT OF JUSTICE





DATED: ____________           __________________________________________
                              Robert Twiss
                              Assistant United States Attorney
                              United States Attorney's Office for the
                              Eastern District of California





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                              FOR THE U.S. DEPARTMENT OF
                              HEALTH AND HUMAN SERVICES



DATED: ____________           __________________________________________
                              Lewis Morris
                              Assistant Inspector General
                              Office of Inspector General
                              U.S. Department of Health and Human Services



                              FOR THE OFFICE OF CHAMPUS



DATED: ____________           __________________________________________
                              Robert D. Seaman
                              General Counsel
                              Office of Civilian Health and Medical
                              Program of the Uniformed Services



                              FOR THE REALTOR



DATED: ____________           __________________________________________
                              Taylor McKeeman
                              Relator




DATED: ____________           __________________________________________
                              R. Brooks Cutter
                              Friedman, Collard, Cutter & Panneton
                              7750 College Town Drive, Suite 300
                              Sacramento, California  95826
                              Realtor's Counsel



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                              FOR PCL



DATED: ____________           __________________________________________
                              J. Marvin Feigenbaum
                              Chief Operating Officer
                              Physicians Clinical Laboratory, Inc.
                              3301 C. Street, Suite 100E
                              Sacramento, California  95816


DATED: ____________           __________________________________________
                              Gregory M. Luce
                              Jones, Day, Reavis & Pogue
                              1450 G Street, N.W.
                              Washington, D.C. 20005
                              Counsel for PCL




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